Exhibit 4.2

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S OF THE 1933 ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT. THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN THE LIMITED CIRCUMSTANCES PROVIDED HEREIN PURSUANT TO TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

NIOCORP DEVELOPMENTS LTD.

UNIT SUBSCRIPTION AGREEMENT

TO:	NIOCORP DEVELOPMENTS LTD. (the “Issuer”)

AND:	MACKIE RESEARCH CAPITAL CORPORATION (the “Agent”)

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Issuer the number of units of the Issuer (the “Units”) set forth below for the aggregate subscription price set forth below (the “Subscription Price”), representing a subscription price of C$0.65 per Unit, upon and subject to the terms and conditions, and the covenants, representations and warranties set forth in this Subscription Agreement (as defined below), including the attached “Terms and Conditions of Subscription” (including, without limitation, the representations, warranties and covenants set forth in the applicable schedules attached hereto). Each Unit is comprised of one common share in the capital of the Issuer (a “Unit Share”) and one common share purchase warrant (a “Warrant”) of the Issuer. Each Warrant will entitle the holder to acquire one additional common share in the capital of the Issuer (a “Warrant Share”), exercisable for a period of 48 months following the Closing at an exercise price of C$0.79 per Warrant Share. The Units are being offered by the Agent on a commercially reasonable efforts basis pursuant to an Agency Agreement (as defined herein) to be entered into between the Issuer and the Agent. The Subscriber further agrees, without limitation, that the Issuer and the Agent may rely upon the Subscriber’s representations, warranties and covenants contained in this Subscription Agreement.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below.

Amount of Subscription Number of Units: ___________________x C$0.65 Aggregate Subscription Price: C$_____________________

Beneficial Owner of Subscriber

If the Subscriber is not an individual, the Subscriber represents and warrants that it has ☐ / does not have ☐ (check one) a Beneficial Owner (as defined in the Terms and Conditions of Subscription) and, if it has a Beneficial Owner, the name and address of the Beneficial Owner is as follows:

______________________________________________________
Name of Beneficial Owner

______________________________________________________
Residential Address of Beneficial Owner

______________________________________________________

Subscriber’s Information and Signature
__________________________________________________

Name of Subscriber – please print
__________________________________________________

Signature (of individual or authorized signatory)
__________________________________________________
Official Capacity or Title (of authorized signatory,
if applicable)

__________________________________________________

Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.

__________________________________________________

Subscriber’s Residential Address

__________________________________________________

__________________________________________________

Subscriber’s Telephone Number

Principal Information

If the Subscriber is signing as an agent for a principal and is not deemed to be purchasing as principal as set out below, the Subscriber hereby represents and warrants that the name and residential address of such principal is as follows:

______________________________________________________

Name of Principal

______________________________________________________

Principal’s Residential Address

______________________________________________________

Registration Instructions (if different from the Subscriber’s name and address given under Subscriber’s Information):

__________________________________________________
Name

__________________________________________________

Account reference, if applicable

__________________________________________________
Address (including postal code)

__________________________________________________
Telephone Number and Contact Name

Delivery Instructions (if different from the Subscriber’s name and address given under Subscriber’s Information):
______________________________________________________
Name
______________________________________________________
Account reference, if applicable
______________________________________________________
Address (including postal code)
______________________________________________________
Telephone Number and Contact Name

Present Ownership of Securities

The Subscriber either [check appropriate box]:

does not currently own directly or indirectly, or exercises control or direction over, any common shares in the capital of the Issuer or securities convertible into common shares in the capital of the Issuer; or

owns directly or indirectly, or exercises control or direction over, __________ common shares in the capital of the Issuer, and convertible securities entitling the Subscriber to acquire an additional __________ common shares in the capital of the Issuer.

Insider Status

The Subscriber either [check appropriate box]:

is an “Insider” of the Issuer as defined in the Securities Act (British Columbia); or
is not an Insider of the Issuer.

Registrant Status

The Subscriber either [check appropriate box]:

is a “Registrant” as defined in the Securities Act (British Columbia); or
is not a “Registrant”.

U.S. Purchaser Status

The Subscriber either [check appropriate box]:

is a “U.S. Purchaser” as defined in the Terms and Conditions below; or
is not a “U.S. Purchaser”.

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

DATED as of ___________________, 2017.

NIOCORP DEVELOPMENTS LTD.

Per:
Authorized Signatory

NIOCORP DEVELOPMENTS LTD.

SUBSCRIPTION FOR UNITS

INSTRUCTIONS

To properly complete this Subscription Agreement, you must:

If you are an accredited investor, are resident in Canada or otherwise subject to Canadian securities laws and are not a U.S. Purchaser (as defined below):

(1)	Complete and execute the first two pages.

(2)	Complete and execute Schedule B – Accredited Investor Status Certificate.

(3)	Complete and execute Schedule C – Regulation S Certificate.

(4)	Complete and execute Schedule E – Selling Shareholder Questionnaire, if you desire to be named in the Registration Statement.

If you are not an accredited investor, but are an existing security holder of the Issuer as of the Record Date (as defined herein), and are resident in British Columbia, Alberta, Saskatchewan, Ontario or New Brunswick and are not a U.S. Purchaser:

(1)	Complete and execute the first two pages.

(2)	Complete and execute Schedule C – Regulation S Certificate.

(3)	Complete and execute Schedule D – Existing Security Holder Certificate.

(4)	Complete and execute Schedule E – Selling Shareholder Questionnaire, if you desire to be named in the Registration Statement.

If you are resident outside of the United States and Canada, are not a U.S. Purchaser and are not otherwise subject to Canadian or United States securities laws:

(1)	Complete and execute the first two pages.

(2)	Complete and execute Schedule C – Regulation S Certificate.

(3)	Complete and execute Schedule E – Selling Shareholder Questionnaire, if you desire to be named in the Registration Statement.

If you are a resident in the United States and/or a U.S. Purchaser, you are not permitted to participate in the Offering (as defined below).

Procedure and Delivery:

The signed Subscription Agreement, including all required schedules, should be filled out, signed and delivered with payment by no later than 5:00 p.m. (Vancouver time) on July 12, 2017 (or such other time, date or place as the Subscriber may be advised) to:

Mackie Research Capital Corporation

199 Bay Street, Suite 4500

Commerce Court West, Box 368

Toronto, Ontario M5L 1G2

Attention:               Evan Trott

Email:                       Etrott@mackieresearch.com

Payment for the Subscription Price should be made by a certified cheque, bank draft, money order, or confirmation of wire transfer for the subscription funds in Canadian dollars made payable to “Mackie Research Capital Corporation”.

v

TERMS AND CONDITIONS OF SUBSCRIPTION

UNITS OF NIOCORP DEVELOPMENTS LTD.

1.	Definitions and Interpretation

(a)	In this Subscription Agreement, unless the context required otherwise:

(i)	“Agency Agreement” means the agency agreement to be entered into between the Issuer and the Agent and dated the Closing Date;

(ii)	“Agent” means Mackie Research Capital Corporation;

(iii)	“1933 Act” means the United States Securities Act of 1933, as amended;

(iv)	“B.C. Act” means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

(v)	“Business Day” means a day other than a Saturday, Sunday or a holiday on which principal chartered banks located in Vancouver, British Columbia are not open for business;

(vi)	“Closing” has the meaning set forth in section 5;

(vii)	“Closing Date” means the date or dates of completion of the sale of Units under the Offering as may be determined by the Issuer;

(viii)	“Closing Time” means 10 a.m. (Vancouver time), or such other time as may be determined by the Issuer;

(ix)	“Disclosed Principal” means a purchaser that is purchasing the Subscriber’s Units through an agent or trustee for beneficial principal(s);

(x)	“Exchange” means the Toronto Stock Exchange;

(xi)	“FSE” means the Frankfurt Stock Exchange;

(xii)	“International Jurisdiction” has the meaning set forth in section 8(l);

(xiii)	“Insider” has the meaning set forth in section 1(1) of the B.C. Act;

(xiv)	“Issuer” means NioCorp Developments Ltd.;

(xv)	“NI 45-106” means National Instrument 45-106 Prospectus Exemptions published by the Canadian Securities Administrators;

(xvi)	“Offering” has the meaning set forth in section 3(a);

(xvii)	“OTCQX” means the OTC Markets Group’s OTCQX exchange;

(xviii)	“Parties” means collectively, the Subscriber and the Issuer and “Party” means any one of them, as the context requires;

(xix)	“person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, fund, unincorporated organization or association and every other form of legal or business entity of whatsoever nature or kind, and pronouns have a similar extended meaning;

(xx)	“Personal Information” means any information about a person (whether individual or otherwise) and includes information contained in this Subscription Agreement, including the Schedules incorporated by reference herein;

(xxi)	“Regulatory Authorities” has the meaning set forth in section 6;

(xxii)	“Securities” means, collectively, the Unit Shares, the Warrants and the Warrant Shares;

(xxiii)	“Securities Laws” means the applicable Canadian provincial securities laws and United States federal and state securities laws and all applicable rules, regulations, notices and policies promulgated or published thereunder together with all applicable and legally enforceable published policy statements, policies, rules, blanket orders, rulings and notice of applicable securities regulatory authorities, as well as the published policies and rules of the Exchange;

(xxiv)	“Subscriber” means the subscriber for Units as set out on the face page of this Subscription Agreement and includes, as applicable, the Disclosed Principal unless the context otherwise requires;

(xxv)	“Subscriber’s Units” means those Units that the Subscriber has agreed to purchase under this Subscription Agreement;

(xxvi)	“Subscription Agreement” or “Agreement” means this subscription agreement (including the schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular section or clause; and the expression “section” or “clause” followed by a number or letter means and refers to the specified section or clause of this Subscription Agreement;

(xxvii)	“Subscription Price” has the meaning set forth on the face page of this Subscription Agreement;

(xxviii)	“Unit” has the meaning set forth on the face page of this Subscription Agreement;

(xxix)	“Unit Share” has the meaning set forth on the face page of this Subscription Agreement;

(xxx)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(xxxi)	“U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S promulgated under the 1933 Act;

(xxxii)	“U.S. Purchaser” is (a) any U.S Person, (b) any person purchasing securities for the account or benefit of any U.S. Person or person in the United States, (c) any person who receives or received an offer to acquire the Securities while in the United States, and (d) any person who is, or whose authorized signatory is, in the United States at the time such person’s buy order was made or this Subscription Agreement was executed or delivered;

(xxxiii)	“Warrant” has the meaning set forth on the face page of this Subscription Agreement; and

(xxxiv)	“Warrant Share” has the meaning set forth on the face page of this Subscription Agreement.

(b)	Time is of the essence of this Agreement.

(c)	This Agreement is to be read with all changes in gender or number as required by the context.

(d)	The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

(e)	In this Agreement, unless otherwise stated, all references to “$” and “C$” are references to Canadian dollars.

2.	Subscription for Units

(a)	The Subscriber hereby confirms its irrevocable subscription for the Units from the Issuer, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price which is payable as described herein. The Subscriber acknowledges (on its own behalf and including, if applicable, on behalf of each Disclosed Principal) that upon acceptance by the Issuer of this Subscription Agreement, the Subscription Agreement will constitute a binding obligation of the Subscriber (including if applicable, each Disclosed Principal), subject to the terms and subject to the conditions set out in this Subscription Agreement.

(b)	The Units will be issued and registered in the name of the Subscriber as per the instructions on the face page of this Subscription Agreement.

3.	The Offering

(a)	The Subscriber acknowledges that this subscription forms part of a larger offering (the “Offering”) by the Issuer of up to 3,077,000 Units at a price of C$0.65 for aggregate gross proceeds of up to C$2,000,050, and that the Company and the Agent may mutually agree to increase the size of the Offering.

(b)	The Offering is being made through the Agent on a commercially reasonable efforts basis pursuant to an Agency Agreement which the Issuer intends to enter into with the Agent and under which the Agent will arrange for subscribers to purchase the Units under the Offering.

(c)	The Issuer has granted to the Agent an option (the “Agent’s Option”) to solicit and sell up to an additional 461,550 Units of the Issuer on the same terms and conditions pursuant to the Offering, exercisable at any time, in whole or in part, for a period of up to 48 hours prior to the Closing Date. References herein to Units and Offering shall be deemed to include the Agent’s Option in the event the Agent’s Option is exercised.

(d)	If the Issuer has not caused the Registration Statement (as defined below) to be declared effective by the SEC at or before 5:00 p.m. (Vancouver time) on the date that is four months following the Closing Date, the Subscriber will be entitled to receive, for no additional consideration, an additional number of Warrants equal to 10% of the Warrants underlying each Unit, resulting in the issuance of 1.1 Warrants (instead of one Warrant) per Unit, with each whole Warrant being exercisable into one Warrant Share, subject to adjustment, on exercise of the Warrants.

(e)	The Subscriber further understands that there is no minimum number of Units that must be sold pursuant to the Offering and accordingly, the Subscriber may be the sole purchaser of Units.

4.	Partial Acceptance or Rejection of Subscription

The Issuer may, in its absolute discretion, accept or reject the Subscriber’s subscription for Units as set forth in this Subscription Agreement, in whole or in part, and the Issuer reserves the right to allot to the Subscriber less than the amount of Units subscribed for under this Subscription Agreement. The Subscriber acknowledges and agrees that the acceptance of this Subscription Agreement will be conditional upon, among other things, the sale of the Units to the Subscriber being exempt from any prospectus and offering memorandum requirements of applicable Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction.

If this Subscription Agreement is rejected in whole, any certified cheque, money order, bank draft or other forms of payment delivered to the Agent by the Subscriber on account of the Subscription Price for the Units subscribed for will be promptly returned by the Agent to the Subscriber without interest. If this Subscription Agreement is accepted only in part, payment representing the amount by which the payment delivered by the Subscriber to the Agent exceeds the Subscription Price of the number of Units sold to the Subscriber pursuant to a partial acceptance of this Subscription Agreement will be promptly delivered by the Agent to the Subscriber without interest.

5.	Closing

Delivery and sale of the Units and payment of the Subscription Price will be completed (the “Closing”) at the offices of Blakes Cassels & Graydon LLP, 595 Burrard Street, Vancouver, British Columbia at the Closing Time or at such other place and time as the Issuer may elect on such date or dates to be determined by the Issuer. Closing of the Offering will only occur if, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Issuer, or waived by the Issuer, including receipt by the Issuer of all completed Subscription Agreements and payment of the Subscription Price for all of the Units sold pursuant to the Offering.

At the Closing, the Agent shall deliver to the Issuer all completed subscriptions, including this subscription, and deliver to the Issuer the aggregate subscription proceeds less any amounts due to the Agent, against delivery by the Issuer of certificates representing the Unit Shares and Warrants, as applicable. The Subscriber appoints the Agent, with full power of substitution, as its true and lawful attorney and agent with full power and authority in its place and stead to:

(a)	act as the Subscriber’s representative at the Closing and to swear, execute, file and record in the Subscriber’s name and on the Subscriber’s behalf any document necessary to accept delivery of the Securities on the Closing Date;

(b)	approve any opinions, certificates or other documents addressed to the Subscriber;

(c)	waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber, provided that no such waiver shall occur if such waiver may have an adverse effect on any rights or benefits provided to the Subscriber and the Disclosed Principal, if any, herein;

(d)	complete or correct any errors or omissions in this Subscription Agreement (including any Schedules) on behalf of the Subscriber;

(e)	to negotiate, settle, execute, deliver and amend the Agency Agreement and any ancillary documents in connection with the Offering; and

(f)	receive on the Subscriber’s behalf any Units subscribed for hereunder.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Issuer to the Subscriber of certificates representing the Units) have not been complied with to the satisfaction of the Issuer, or waived by the Issuer, the Issuer and the Subscriber will have no further obligations under this Subscription Agreement.

The Subscriber acknowledges that the Offering may be completed at one or more partial closings in the discretion of the Issuer and that the Closing as contemplated in this Subscription Agreement may be effected at one or more of such partial closings.

6.	Conditions of Closing

This Subscription Agreement shall be subject to acceptance by the Issuer and approval by the Exchange and any other stock exchange or regulatory authority having jurisdiction with respect to the Issuer (collectively, the “Regulatory Authorities”).

The Subscriber acknowledges and agrees that the obligations of the Issuer hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement and in the term sheet appended as Schedule A as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	the Subscriber having properly completed, signed and delivered this Subscription Agreement (with payment) by no later than 5:00 p.m. (Vancouver time) on July 12, 2017, to:

Mackie Research Capital Corporation

199 Bay Street, Suite 4500

Commerce Court West, Box 368

Toronto, Ontario M5L 1G2

Attention:         Evan Trott

Email:               Etrott@mackieresearch.com

(b)	all Subscribers having properly completed, signed and delivered the Regulation S Certificate attached as Schedule C hereto;

(c)	if required by this Subscription Agreement, the Subscriber having properly completed, signed and delivered the Accredited Investor Status Certificate attached as Schedule B hereto (if applicable), and the Existing Security Holder Certificate attached as Schedule D hereto (if applicable);

(d)	the Issuer having accepted this Subscription Agreement;

(e)	all necessary regulatory and conditional Exchange approvals having been obtained by the Issuer; and

(f)	unless other arrangements acceptable to the Agent have been made, payment having been made to the Agent by the Subscriber of the Subscription Price as set out above under the heading “Procedure and Delivery” on page v of this Subscription Agreement and payment having been made to the Issuer by the Agent on behalf of the Subscriber of the Subscription Price.

7.	Representations, Warranties and Covenants of the Issuer

By executing this Subscription Agreement, the Issuer represents, warrants and covenants to the Subscriber that the representations and warranties made by the Issuer to the Agent in the Agency Agreement will be true and correct as of the Closing Date. The Subscriber shall be entitled to rely on the representations, warranties and covenants made by the Issuer to the Agent in the Agency Agreement to the extent that they have not been varied, amended, altered or waived, in whole or in part, by the Agent and shall survive the closing of the Offering and shall continue in full force and effect for the benefit of the Subscriber in accordance with the terms of the Agency Agreement, until 18 months from the Closing Date. The representations, warranties and covenants made by the Issuer to the Agent in the Agency Agreement are hereby incorporated by reference such that they form an integral part of this Subscription Agreement.

8.	Representations, Warranties, Covenants and Acknowledgements of the Subscriber

By executing this Subscription Agreement, the Subscriber (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) represents, warrants, covenants and acknowledges to and with the Issuer and the Agent (and acknowledges that the Issuer and the Agent are relying thereon) that:

Authorization and Effectiveness

(a)	if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which this Subscription Agreement is executed and is legally competent to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder;

(b)	if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation, has the necessary corporate capacity and authority to enter into and to observe and perform its covenants and obligations under this Agreement and has taken all necessary corporate action in respect thereof;

(c)	if the Subscriber is a partnership, syndicate or other unincorporated form of organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and perform its covenants and obligations hereunder and has obtained all necessary approvals thereof;

(d)	if the Subscriber is acting as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by the Subscriber, and, when accepted by the Issuer, will constitute a legal, valid and binding obligation enforceable against the Subscriber in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction);

(e)	if the Subscriber is acting as agent or trustee (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documents in connection with such subscription on behalf of such principal, and this Subscription Agreement has been duly and validly authorized, executed and delivered by or on behalf of, and, when accepted by the Issuer, will constitute a legal, valid, binding obligation enforceable in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction) against, such principal;

(f)	the execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions contemplated hereby will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber (if not an individual), the Securities Laws or any other applicable law, any agreement to which the Subscriber is a party or any applicable regulation, judgment, decree, order or ruling;

(g)	the Subscriber is not one of a combination of shareholders of the Issuer or investors in the Offering (including by acting jointly or in concert with any such shareholder or investor) as a consequence of which the issuance of Units to the Subscriber hereunder (assuming the exercise of any convertible securities of the Issuer currently held by the Subscriber and any such other shareholders or investors) will result in, or be part of a transaction that will result in, the creation of a new “Insider” or “Control Person” of the Issuer under the policies of the Exchange and Securities Laws;

Residence

(h)	the Subscriber is a resident of, or is otherwise subject to the laws of, the jurisdiction disclosed under “Subscriber’s Residential Address” on the face page of this Subscription Agreement, and that such address is the residence of the Subscriber or the place of business of the Subscriber at which the Subscriber received and accepted the offer to acquire the Units and was not created or used solely for the purpose of acquiring the Units;

Disclosure if Purchasing as Agent or Trustee

(i)	if the Subscriber is not subscribing as principal, the Subscriber acknowledges that the Issuer may be required by law to disclose to applicable securities regulatory authorities or stock exchanges information concerning the identities of each beneficial purchaser for whom the Subscriber is acting hereunder;

Eligibility to Purchase under Prospectus Exemption

(j)	if the Subscriber (or any Disclosed Principal) is resident in Canada or otherwise subject to Securities Laws, the Subscriber (or if applicable, the Disclosed Principal) is eligible to purchase the Units pursuant to an exemption from the prospectus requirements of the Securities Laws;

(k)	if the Subscriber (or any Disclosed Principal) is resident in Canada or otherwise subject to Securities Laws, the Subscriber has completed, executed and delivered to the Issuer either: (i) an Accredited Investor Status Certificate in the form attached hereto as Schedule B, as well as (if applicable) an Accredited Investor Risk Acknowledgment Form in the form attached as Exhibit A to Schedule B, indicating that the Subscriber (or if applicable, the Disclosed Principal) fits within one of the prospectus exemption categories under NI 45-106 as set forth therein; or (ii) an Existing Security Holder Certificate in the form attached hereto as Schedule D, indicating that the Subscriber (or if applicable, the Disclosed Principal) will be acquiring the Units pursuant to the existing security holder exemption (the “Existing Security Holder Exemption”) available under one of: (a) BC Instrument 45-534 Exemption from prospectus requirement for certain trades to existing security holders in British Columbia, (b) Alberta Securities Commission Rule 45-513 Prospectus exemption for distribution to existing security holders in Alberta, (c) Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions in Ontario, (d) General Order 45-926 Exemption from prospectus requirement for certain trades to existing security holders in Saskatchewan, or (e) Blanket Order 45-505 - Prospectus Exemption for Distribution to Existing Security Holders in New Brunswick, and, in either case, confirms the truth and accuracy of all representations, warranties and covenants made in such certificate as of the date of this Subscription Agreement and as of the Closing Time;

International Purchasers

(l)	if the Subscriber (or any Disclosed Principal), is resident in or otherwise subject to the securities laws of any jurisdiction outside of Canada and the United States (the “International Jurisdiction”), then:

(i)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction which would apply to this subscription, if there are any;

(ii)	the Subscriber is purchasing the Units pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of such International Jurisdiction without the need to rely on exemptions;

(iii)	the applicable securities laws of the International Jurisdiction do not require the Issuer to prepare and/or file any documents or be subject to ongoing reporting requirements or seek any approvals of any kind whatsoever in respect of the sale of the Securities to the Subscriber from any regulatory authority of any kind whatsoever in the International Jurisdiction;

(iv)	the purchase of Securities by the Subscriber, and (if applicable) each Disclosed Principal, does not trigger: (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; (ii) any registration or other obligation on the part of the Issuer; or (iii) the Issuer becoming subject to regulation in such jurisdiction or require the Issuer to attorn to the jurisdiction of any governmental authority or regulator in such jurisdiction or require any translation of documents by the Issuer; and

(v)	the Subscriber, and (if applicable) any Disclosed Principal, will not sell or otherwise dispose of any Securities, except in accordance with applicable Securities Laws;

No Prospectus or Undisclosed Information

(m)	the Subscriber understands that the sale of the Units is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or to deliver an offering memorandum, and no prospectus has been filed by the Issuer with any Regulatory Authority in any jurisdiction in connection with the issuance of the Units. As a result of acquiring the Units pursuant to such exemptions:

(i)	certain protections, rights and remedies provided by the Securities Laws, including under the B.C. Act, including certain statutory rights of rescission or damages and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus or registration statement, may not be available to the Subscriber;

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(iii)	the Subscriber may not receive certain information that would otherwise be required to be given under the Securities Laws, including under the B.C. Act; and

(iv)	the Issuer is relieved from certain obligations that would otherwise apply under the Securities Laws, including under the B.C. Act;

(n)	the Subscriber has not received or been provided with a prospectus or offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering. The Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to fact made by or on behalf of the Issuer and their respective directors, officers, employees, agents and representatives. The Subscriber’s decision to subscribe for the Units was based solely upon this Subscription Agreement, and information about the Issuer which is publicly available;

(o)	except for the Subscriber’s knowledge regarding its subscription for Units hereunder, the Subscriber has no knowledge of a “material fact” or a “material change” (as those terms are defined in the applicable Securities Laws) in the affairs of the Issuer that has not been generally disclosed;

Investment Suitability

(p)	the Subscriber confirms that the Subscriber:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Securities;

(ii)	is capable of assessing the proposed investment in the Securities as a result of the Subscriber’s own experience or as a result of advice received from a person registered under applicable Securities Laws;

(iii)	is aware of the characteristics of the Securities and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Securities;

(q)	the Subscriber understands and acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)	there is no government or other insurance covering the Securities;

(iii)	there are risks associated with the purchase of the Securities;

(iv)	there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

(v)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(vi)	that it may lose its entire investment in the Securities;

No Representations

(r)	the Subscriber confirms that none of the Issuer or the Agent, or any of their respective directors, employees, officers or affiliates have made any representations (written or oral) to the Subscriber:

(i)	regarding the future value of the Securities;

(ii)	that any person will resell or repurchase the Securities;

(iii)	that any person will refund the purchase price of the Securities other than as provided in this Subscription Agreement; or

(iv)	that any of the Issuer’s securities will be listed and posted for trading on a stock exchange or that an application has been made to list and post any of the Issuer’s securities for trading on a stock exchange, other than the Issuer’s common shares on the Exchange, OTCQX or FSE;

Limitations on Resale

(s)	the Subscriber understands and acknowledges that:

(i)	the Securities will be subject to certain resale and transfer restrictions under applicable Securities Laws; and

(ii)	the Securities may be subject to certain resale and transfer restrictions under the rules and policies of the Exchange;

(t)	the Subscriber acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale and transfer restrictions, that it is solely responsible for complying with such restrictions and it agrees to comply with the restrictions referred to in paragraph (s) above and all other applicable resale and transfer restrictions. The Subscriber will comply with all applicable Securities Laws concerning the subscription, purchase, holding and resale of the Units and will not resell any of the Securities except in accordance with the provisions of applicable Securities Laws. In this regard, the Subscriber acknowledges that the Issuer may be required to put the following legends on any certificates representing the Unit Shares, Warrants and Warrant Shares if issued prior to the expiry of the applicable hold period:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [four months plus one day after the Closing Date].”

“THE SECURITIES REPRESENTED HEREBY [FOR WARRANTS INCLUDE: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF NIOCORP DEVELOPMENTS LTD. (THE “COMPANY”), THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN EACH CASE, THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT. THESE SECURITIES MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES.”

[FOR WARRANTS ONLY: THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THIS WARRANT MAY NOT BE EXERCISED UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.]

(u)	the Subscriber acknowledges that it is responsible for obtaining its own legal, investment and other professional advice with respect to the resale restrictions, “hold periods” and legending requirements to which the Securities are or may be subject under the 1933 Act. The Subscriber has not relied upon any statements made by or purporting to have been made on behalf of the Issuer, the Agent or their respective counsel with respect to such matters;

(v)	the Subscriber acknowledges and agrees that the Issuer shall make a notation on its records or give instructions to the transfer agent of the Subscriber’s Units in order to implement the restrictions on transfer set out in the Subscription Agreement and applicable Securities Laws;

(w)	the Subscriber acknowledges that there is no market for the Warrants and none is expected to develop;

United States Securities Laws

(x)	the Subscriber acknowledges and agrees that the Subscriber has indicated above that the Subscriber is not a U.S. Purchaser, has executed and delivered Schedule C hereto (Regulation S Certificate) and hereby is deemed to have made the representations, warranties and acknowledgments contained therein as if set forth herein in full;

Not Proceeds of Crime

(y)	the funds representing the Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”) or other similar legislation, and the Subscriber acknowledges that the Issuer and the Agent may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Issuer and the Agent if the Subscriber discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith;

No Financial Assistance

(z)	the Subscriber has not received or expects to receive any financial assistance from the Issuer directly or indirectly, in respect of the Subscriber’s purchase of the Units;

Future Financings

(aa)	the Subscriber acknowledges that the Issuer may complete additional financings in the future to develop the business of the Issuer and to fund its ongoing development. There is no assurance that such financing will be available and if available, on reasonable terms. Any such future financings may have a dilutive effect on current shareholders, including the Subscriber;

No Advertising

(bb)	the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display on the internet including but not limited to the Issuer’s website) or sales literature with respect to the distribution of the Units or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

Agent Compensation

(cc)	the Subscriber acknowledges that:

(i)	the Issuer has agreed to pay the Agent, on Closing, a cash fee equal to 6.5% of the gross proceeds raised under the Offering; and

(ii)	at Closing, and subject to regulatory approval (where any such approval is required), the Agent will receive options (the “Compensation Options”) exercisable at any time up to 48 months following Closing to purchase common shares in the capital of the Issuer (the “Common Shares”) in an amount equal to 6.5% of the number of Units sold in connection with the Offering, including the amount subscribed for pursuant to the exercise of the Agent’s Option, where any such exercise occurs. The Compensation Options shall be exercisable at the price of $0.79 per Unit. If the Issuer has not caused the Registration Statement to be declared effective by the SEC at or before 5:00 p.m. (Vancouver time) on the date that is four months following the Closing Date, the Agent shall be entitled to receive an additional 10% of Compensation Options, resulting in the issuance of Compensation Options in the amount of 7.15% of the number of Units sold in connection with the Offering;

(dd)	except as disclosed above, there is no person acting or purporting to act on behalf of the Subscriber (including any Disclosed Principal), if applicable, in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. Except as disclosed above, if any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units on account of the Subscriber’s subscription, the Subscriber covenants to indemnify and hold harmless the Issuer with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

Other Documents

(ee)	if required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the subscription for and issuance of the Securities;

Subscriber’s Responsibility for Legal and Financial Advice

(ff)	the Subscriber confirms that it is responsible for obtaining its own legal, tax, investment and other professional advice with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder including the suitability of the Securities as an investment for the Subscriber, the tax consequences of purchasing and dealing with the Securities, and the resale restrictions and “hold periods” to which the Securities are or may be subject under Securities Laws. The Subscriber has not relied upon any statements made by or purporting to have been made on behalf of the Issuer or its counsel with respect to such matters; and

(gg)	the Subscriber acknowledges that the Issuer and the Agent’s respective counsel are acting solely as counsel to the Issuer and Agent and not as counsel to the Subscriber.

9.	Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement, including the Schedules hereto, are made with the intention that they may be relied upon by the Issuer and Agent in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Units under Securities Laws. The Subscriber further agrees that by accepting the Units, the Subscriber will be representing and warranting that such representations, warranties, covenants and acknowledgements are true as at the Closing Time with the same force and effect for the benefit of the Issuer as if they had been made by the Subscriber at the Closing Time and that they will survive the purchase by the Subscriber of the Units and will continue in full force and effect for the benefit of the Issuer and the Agent notwithstanding any subsequent disposition by the Subscriber of any of the Units.

10.	Indemnity

The Subscriber acknowledges that the Issuer, the Agent and their respective counsel are relying upon the representations, warranties, covenants and acknowledgements of the Subscriber set forth herein (including the Schedules attached hereto) in determining the eligibility of the Subscriber (or, if applicable, the eligibility of another on whose behalf the Subscriber is contracting hereunder to subscribe for Units) to purchase Units under the Offering, and hereby agrees to indemnify the Issuer, the Agent and their respective directors, officers, employees, advisers, affiliates, shareholders and agents (including their legal counsel) against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with their reliance on such representations, warranties, acknowledgements and covenants. The Subscriber undertakes to immediately notify the Issuer and the Agent of any change in any statement or other information relating to the Subscriber set forth herein that occurs prior to the Closing Time.

11.	Subscriber’s Costs

Subject to the terms of a written agreement between the Agent and the Subscriber, the Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the sale of the Units to the Subscriber will be borne by the Subscriber.

12.	Consent to the Disclosure of Information

This Agreement and the attachments hereto require the Subscriber to provide certain Personal Information to the Issuer and the Agent. Such information is being collected by the Issuer and the Agent for the purposes of completing the Offering of the Units, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Subscriber’s Units under applicable Securities Laws, preparing and registering any certificates representing the Subscriber’s Securities to be issued to the Subscriber, completing filings required by any stock exchange or securities regulatory authority, indirect collection of information by the applicable stock exchange or Regulatory Authority under authority granted in applicable securities legislation and the administration and enforcement of the securities legislation of an applicable jurisdiction by the applicable Regulatory Authority. The Subscriber acknowledges that the Subscriber’s Personal Information, including details of its subscription hereunder, will be disclosed by the Issuer and the Agent to: (a) stock exchanges or securities regulatory authorities; (b) the Issuer’s registrar and transfer agent; and (c) any of the other agents or representatives of the Issuer and the Agent, including legal counsel to the Issuer and the Agent; and may be disclosed by the Issuer or the Agent to (d) the Canada Revenue Agency; and (e) any other person to whom it is required to disclose such information under applicable legislation or authority. By executing this Subscription Agreement, the Subscriber consents to and authorizes the foregoing collection, use and disclosure of the Subscriber’s Personal Information. The Subscriber also consents to and authorizes the filing of copies or originals of any of this Subscription Agreement (including attachments) below as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. In addition, the Subscriber consents to and authorizes the collection, use and disclosure of all such Personal Information by the Exchange and other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time. The contact information for the officer of the Issuer who can answer questions about this collection of information is as follows:

NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115
Centennial, CO
80112
Attn: John F. Ashburn, Jr.

Tel: (720) 639-4650
email: jashburn@niocorp.com

For Subscribers with questions about the collection of Personal Information by the Ontario Securities Commission, please contact the Administrative Support Clerk at the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, Tel: (416) 593-3684.

13.	United States Registration Rights

(a)	The Issuer shall use commercially reasonable efforts to (i) prepare and file with the SEC as soon as practicable after the Closing Date and receipt by the Company from the Agent of selling securityholder forms for purchasers under the Offering, a registration statement (on Form S-3, S-1, or other appropriate registration statement form reasonably acceptable to the Subscriber) under the 1933 Act (the “Registration Statement”), at the sole expense of the Issuer (except as specifically provided in Section 13(c) hereof), in respect of the Subscriber, so as to permit a public offering and resale of the Unit Shares and Warrant Shares (collectively, the “Registrable Securities”) in the United States under the 1933 Act by the Subscriber as a selling stockholder and not as underwriter; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC at or before 5:00 p.m. (Vancouver time) on the date that is four months following the Closing Date. The Issuer will notify the Subscriber of the effectiveness of the Registration Statement (the “Effective Date”) within three (3) Trading Days (days on which the Exchange is open for trading) (each, a “Trading Day”). The initial Registration Statement shall cover the resale of 100% of the Registrable Securities, for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the SEC pursuant to the 1933 Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule).

(b)	The Issuer will use commercially reasonable efforts to maintain the Registration Statement or post-effective amendment filed under this Section 13 effective under the 1933 Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement or Rule 144, if available, or (ii) six-months following the expiration of the Warrants (the “Effectiveness Period”).

(c)	All fees, disbursements and out-of-pocket expenses and costs incurred by the Issuer in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys’ fees of the Issuer, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by the Issuer. The Subscriber shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel, if any. The Issuer shall qualify any of the Registrable Securities for sale in such states as the Subscriber reasonably designates. However, the Issuer shall not be required to qualify in any state which will require an escrow or other restriction relating to the Issuer and/or the sellers, or which will require the Issuer to qualify to do business in such state or require the Issuer to file therein any general consent to service of process. The Issuer at its expense will supply the Subscriber with copies of the applicable Registration Statement included therein and other related documents in such quantities as may be reasonably requested by the Subscriber.

(d)	If at any time or from time to time after the Effective Date, the Issuer notifies the Subscriber in writing of the existence of a Potential Material Event (as defined in Section (e) below), the Subscriber shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Subscriber receives written notice from the Issuer that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Issuer’s obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days. The Issuer must, if lawful, give the Subscriber notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

(e)	“Potential Material Event” means any of the following: (i) the possession by the Issuer of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer, President or the Board of Directors of the Issuer that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Issuer; or (ii) any material engagement or activity by the Issuer which would, in the good faith determination of the Chief Executive Officer, President or the Board of Directors of the Issuer, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer, President or the Board of Directors of the Issuer that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that, (i) the Issuer shall not use such right with respect to the Registration Statement for more than an aggregate of 60 days in any 12-month period, provided that the issuer may not use such right for more than 21 consecutive days; and (ii) the number of days the Issuer is required to keep the Registration Statement effective shall be extended by the number of days for which the Issuer shall have used such right.

(f)	The Subscriber will cooperate with the Issuer in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Issuer (which shall include completing the Selling Shareholder Questionnaire attached hereto as Schedule E, and all information regarding the Subscriber and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Any delay or delays caused by the Subscriber, or by any other purchaser of securities of the Issuer having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of the Issuer under this Subscription Agreement.

(g)	Whenever the Issuer is required by any of the provisions of this Subscription Agreement to effect the registration of any of the Registrable Securities under the 1933 Act, the Issuer shall (except as otherwise provided in this Subscription Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Subscriber with respect to each Registration Statement:

(i)	furnish to the Subscriber such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the 1933 Act, and such other documents as the Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Subscriber;

(ii)	register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber shall reasonably request (subject to the limitations set forth in Section (b) above), and do any and all other acts and things which may be necessary or advisable to enable the Subscriber to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Subscriber;

(iii)	cause the Registrable Securities to be quoted or listed on each service on which the common shares of the Issuer are then quoted or listed;

(iv)	notify the Subscriber, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Issuer shall prepare and file a curative amendment as promptly as commercially reasonable;

(v)	as promptly as practicable after becoming aware of such event, notify the Subscriber, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension; and

(vi)	provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

(h)	With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section 13, the Subscriber hereby covenants with the Issuer (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the 1933 Act to be satisfied and (ii) to notify the Issuer promptly upon disposition of all of the Registrable Securities.

The Subscriber understands and acknowledges that, except as set forth above, the Issuer is not obligated to file and has no present intention of filing with the United States Securities and Exchange Commission or with any state securities commission any registration statement in respect of resales of the Securities in the United States. The Subscriber has reviewed the above and, if the Subscriber desires to be named in the Registration Statement, the Subscriber has executed and delivered the signature page to the Registration Rights Agreements and completed and delivered the Selling Shareholder Questionnaire attached as Schedule E hereto.

14.	United States Securities Law Indemnification

(a)	The Issuer agrees to indemnify and hold harmless each Subscriber, their respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber within the meaning of Section 15 of the 1933 Act, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Subscriber or such other indemnified person may become subject (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by the Issuer to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and the Issuer will, as incurred, reimburse such Subscriber, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that the Issuer shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Subscriber, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Issuer by an instrument duly executed by or on behalf of the Subscriber, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Subscriber in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by such Subscriber and not delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s).

(b)	The Subscriber agrees to indemnify and hold harmless the Issuer from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which the Issuer may become subject (under the 1933 Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Subscriber or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to the Issuer by an instrument duly executed by or on behalf of such Subscriber and stated to be specifically for use in preparation of the Registration Statement; provided, however, that the Subscriber shall not be liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Subscriber and delivered to the Issuer before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by the Subscriber and delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s), and the Subscriber, severally and not jointly, will, as incurred, reimburse the Issuer for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, the Subscriber shall not be liable or required to indemnify the Issuer in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

(c)	Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 14, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof. After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons. In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

(d)	If the indemnification provided for in this Section 14 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Issuer on the one hand and the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In any event, the Subscriber shall not be liable or required to contribute to the Issuer in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of its Registrable Securities.

15.	Miscellaneous

(a)	This Subscription Agreement and all related agreements between the Parties hereto shall be governed by and construed in accordance with the laws of the Province of British Columbia, without reference to its rules governing the choice or conflict of laws. The Parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the city of Vancouver, with respect to any dispute to or arising out of this Subscription Agreement.

(b)	The Subscriber and the Issuer agree that they each will execute or cause to be executed and delivered all such further and other documents and assurances, and do and cause to be done all such further acts and things as may be necessary or desirable to give effect to this Subscription Agreement and without limiting the generality of the foregoing to do all acts and things, execute and deliver all documents, agreements and writings and provide such assurances, undertakings, information and investment letters as may be required from time to time by all applicable Regulatory Authorities or as may be required from time to time under applicable Securities Laws.

(c)	This Subscription Agreement, which includes any interest granted or right arising under this Subscription Agreement, may not be assigned or transferred, without the written consent of the other Parties.

(d)	Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the Parties with respect to the Units and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

(e)	Any notice or other communication to be given hereunder shall, in the case of notice to be given to:

the Issuer, be addressed to:

NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115
Centennial, CO
80112

Attn: John F. Ashburn, Jr.
Tel: (720) 639-4650
email: jashburn@niocorp.com

with a copy to the Issuer’s counsel:

Blake, Cassels & Graydon LLP
2600-595 Burrard Street
Vancouver, BC V7X 1L3

Attention:         Bob Wooder
Email:                 bob.wooder@blakes.com

or to such other address, email address or person that the Party designates by notice given in accordance with the foregoing provisions. Any such notice: (i) if delivered personally or by courier, will be deemed to have been given and received on the date of such delivery provided that if such day is not a Business Day then it will be deemed to have been given and received on the first Business Day following such day; and (ii) if transmitted by email or other form of electronic communication, will be deemed to have been given on the date of transmission if sent before 5:00 p.m. (Vancouver time) on a Business Day or, if not before 5:00 p.m. (Vancouver time), on the first Business Day following the date of transmission provided that the sender has evidence of a successful transmission such as a confirmation or electronic delivery receipt.

(f)	All representations, warranties, agreements and covenants made or deemed to be made by the Issuer and the Subscriber herein will survive the execution and delivery, and acceptance, of this offer and the closing of the issue of the Units contemplated hereby.

(g)	Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the Party against whom any waiver, change, discharge or termination is sought.

(h)	This Subscription Agreement shall enure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators and successors but otherwise cannot be assigned.

(i)	This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or PDF or other electronic form, shall be deemed to be an original and all of which together shall constitute one and the same document. If less than a complete copy of this Subscription Agreement is delivered to the Agent by the Subscriber (other than the execution pages of this Subscription Agreement required to be executed by the Subscriber), the Issuer and its advisors are entitled to assume, and the Subscriber shall be deemed to have represented and warranted to the Issuer, that the Subscriber accepts and agrees to all of the terms and conditions of the pages of this Subscription Agreement that are not delivered, without any alteration.

(j)	The Parties hereto confirm their express wish that this Subscription Agreement and all documents and agreements directly or indirectly relating hereto be drawn up in the English language. Les Parties reconnaissent leur volonté expresse que la présente convention de souscription ainsi que tous les documents et contrats s’y rattachant directement ou indirectement soient rédigés en anglais.

SCHEDULE A

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S OF THE 1933 ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT. THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN THE LIMITED CIRCUMSTANCES PROVIDED HEREIN PURSUANT TO TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Term Sheet
Private Placement of Units

Issuer:	NioCorp Developments Ltd. (“NioCorp” or the “Company”).

Offering:	Best-efforts private placement offering (the “Offering”) of up to approximately $2,000,050 in units (the “Units”) of the Company. Each Unit will consist of one common share (“Common Share”) and one common share purchase warrant (each whole warrant, a “Warrant”).

Agent’s Option:	The Company will grant the Agent an option (the “Agent’s Option”) exercisable at any time up to and including the Closing to increase the size of the Offering by up to 15% in Units by giving written notice of the exercise of the Agent’s Option, or a part thereof, to the Company at any time up to 48 hours prior to Closing, provided that the Company and Agent may mutually agree to further increase the size of the Offering by an amount greater than the Agent’s Option.

Pricing:

Indicative price of $0.65 per Unit, to be priced in the context of the market and to the mutual satisfaction of the Agent and the Company and in accordance with the rules and policies of the Toronto Stock Exchange (“TSX”).

Each Warrant shall entitle the holder thereof to purchase one additional Common Share of the Company (a “Warrant Share”) at an exercise price to be priced in the context of the market, but in any event equal to the lowest price allowable under the rules and policies of the TSX, exercisable at any time up to 48 months from Closing (as defined herein).

Use of Proceeds:	Proceeds of the Offering will be used for working capital and general corporate purposes.

Offering Jurisdictions:	The Offering will take place by way of a private placement to qualified investors in the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, New Brunswick, and otherwise in those jurisdictions where the Offering can lawfully be made. Subscribers will have a $5,000 minimum subscription and Canadian subscribers must be “accredited investors” (as defined in National Instrument 45-106 Prospectus and Registration Exemptions (“NI 45-106”)) or otherwise qualified under NI 45-106 or BC Instrument 45-534 – Exemption from prospectus requirement for certain trades to existing security holders or the provisions of various corresponding blanket orders and rules of other Canadian jurisdictions that have adopted the same or a similar exemption from the prospectus requirement.

A-1

Hold Period:	The securities will be subject to a “hold period” of not longer than 4 months from Closing under applicable Canadian securities laws.

Listing:	The Company shall obtain the necessary approvals to list the Common Shares, and Common Shares issuable upon exercise of the Warrants and the Compensation Options, where any such exercise occurs, on the TSX. As promptly as practicable following the Closing (as defined herein) and the receipt by the Company from the Agent of selling securityholder forms for purchasers under the Offering and the Agent, the Company will prepare and file a registration statement and U.S. preliminary prospectus (collectively, the “Registration Statement”) under the United States Securities Act of 1933, as amended, in respect of the Common Shares and Warrant Shares sold under the Offering; provided that if the Company has not caused the Registration Statement to be declared effective by the United States Securities and Exchange Commission at or before 5:00 p.m. (Vancouver time) on November 17, 2017, then each Unit will thereafter entitle the holder to receive, for no additional consideration, an additional 10% of the Warrants underlying each Unit, resulting in the issuance of 1.1 Warrants (instead of one Warrant), with each whole Warrant being exercisable into one Warrant Share, subject to adjustment, on exercise of the Warrants.

Eligibility for Investment:	Eligible under the usual Canadian statutes as well as for RRSPs, RESPs, RRIFs, TFSAs and DPSPs.

Agent:	Mackie Research Capital Corporation (the “Agent”) as lead agent and sole bookrunner, and including such other syndicate members as may be determined to the mutual satisfaction of the Agent and the Company.

Closing:	On or about the week of July 17, 2017, or such other date as is reasonable and agreed upon between the Agent and the Company (the “Closing”).

A-2

SCHEDULE B

Accredited Investor Status CERTIFICATE

TO BE COMPLETED BY SUBSCRIBERS THAT ARE ACCREDITED INVESTORS AND ARE RESIDENT IN CANADA OR SUBJECT TO CANADIAN SECURITIES LAWS

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:	NIOCORP DEVELOPMENTS LTD. (the “Issuer”)

Capitalized terms used in this Schedule “B” and defined in the Subscription Agreement to which this Schedule “B” is attached have the meanings defined in the Subscription Agreement unless otherwise defined herein.

In connection with the purchase by the undersigned Subscriber of the Units, the Subscriber, on its own behalf or on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Issuer and the Agent (and acknowledges that the Issuer, the Agent and their respective counsel are relying thereon) that:

(a)	the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(b)	the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the Subscriber fits within one of the categories of an “accredited investor” reproduced below beside which the Subscriber has indicated the undersigned belongs to such category;

(c)	the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below;

(d)	if the Subscriber is an individual purchasing under category (j), (k) or (l) below, it has completed and signed Exhibit “A” attached hereto; and

(e)	upon execution of this Schedule “B” by the Subscriber, this Schedule “B” shall be incorporated into and form a part of the Subscription Agreement to which this Schedule “B” is attached.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or

(ii) in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person or company referred to in paragraphs (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000;

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub-paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Québec, the regulator as an accredited investor;

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse; or

☐	(x)

in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

***If checking this category (x), please provide a description of how this requirement is met.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(iii)	(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is: (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (iii) performing a policy-making function in respect of the issuer;

(f)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(i)	“person” includes: (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(j)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)	“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 and except in Part 2 Division 4 (Employee, Executive Officer, Director and Consultant Exemption) of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person, beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this Accredited Investor Status Certificate are true and accurate as of the date of this Accredited Investor Status Certificate and will be true and accurate as of the Closing Time and the Subscriber acknowledges that this Accredited Investor Status Certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Issuer and the Agent prior to the Closing Time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber
Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

EXHIBIT A TO SCHEDULE B

ACCREDITED INVESTOR RISK ACKNOWLEDGMENT FORM

THIS “EXHIBIT A” TO SCHEDULE “B” IS TO BE COMPLETED BY ACCREDITED INVESTORS WHO COMPLETED SCHEDULE “B” AND ARE INDIVIDUALS SUBSCRIBING UNDER CATEGORIES (J), (K) OR (L) IN SCHEDULE “B” TO WHICH THIS EXHIBIT “A” IS ATTACHED.

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units (each comprised of one common share and one common share purchase warrant)	Issuer: NioCorp Developments Ltd.
Purchased from: NioCorp Developments Ltd.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of $ _____________ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

NioCorp Developments Ltd.

7000 South Yosemite Street, Suite 115

Centennial, CO

80112

Attn: John F. Ashburn, Jr.

Tel: (720) 639-4650

email: jashburn@niocorp.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE C

REGULATION S CERTIFICATE

TO BE COMPLETED BY PURCHASERS THAT ARE NOT RESIDENT IN THE UNITED STATES AND ARE NOT A U.S. PURCHASER

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S OF THE 1933 ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.

In connection with the undersigned’s (the “Subscriber”) subscription for Units of the Issuer (a “Unit”), each Unit being comprised of one common share in the capital of the Issuer (a “Unit Share”) and one common share purchase warrant (a “Warrant”) of the Issuer and each Warrant entitling the holder to acquire one additional common share in the capital of the Issuer (a “Warrant Share”), exercisable for a period of 48 months following the Closing at an exercise price of C$0.79 per Warrant Share, by executing this Regulation S Certificate, the Subscriber represents, warrants and covenants to and with the Issuer and the Agent as follows (capitalized terms used herein and not otherwise defined shall have the meaning given in the Subscription Agreement to which this Regulation S Certificate is attached):

(a)	the Subscriber understands that the Securities have not been and will not be, prior to distribution, registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state of the United States and that the offer and sale of the Units to it will be made in reliance upon an exclusion from the registration requirements of the 1933 Act under Regulation S thereunder (“Regulation S”);

(b)	the Subscriber purchasing the Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Disclosed Subscriber”), for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws and, in particular, neither it nor any Disclosed Subscriber for whose account it is purchasing the Securities is an underwriter, agent, dealer or “Distributor” as defined in Rule 902(d) of Regulation S or has any intention to distribute either directly or indirectly any of the Securities in the United States or to, or for the account or benefit of, a U.S. person (as defined in Regulation S, a “U.S. Person”) or person in the United States; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(c)	the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and is able, without impairing its financial condition, to hold such Securities for an indefinite period of time and to bear the economic risks of, and withstand a complete loss of, such investment;

(d)	neither the Subscriber nor the Disclosed Subscriber, if any, is a U.S. Person;

(e)	(A) The Subscriber and the Disclosed Subscriber, if any, are not resident in the United States and are not purchasing the Securities for the account or benefit of a U.S. Person or person in the United States, (B) the Units were not offered to it or the Disclosed Subscriber, if any, in the United States and (C) at the time its buy order was made and the Subscription Agreement was executed, it (or its authorized signatory) were outside the United States;

(f)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(g)	the Subscriber did not receive the offer to purchase the Securities as a result of, nor will it engage in, any directed selling efforts (as defined in Regulation S);

(h)	the Subscriber agrees not to engage in hedging transactions in the Securities except in compliance with the 1933 Act;

(i)	the Subscriber agrees that prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the 1933 Act with regard to the Securities, it will not offer, sell or transfer, directly or indirectly, any of the Securities except in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act or pursuant to an available exemption from registration under the 1933 Act;

(j)	the Subscriber understands and acknowledges that the Securities are “restricted securities” within the meaning of Rule 144 under the 1933 Act, and that if in the future it decides to offer, resell, pledge or otherwise transfer any of such securities, such securities may be offered, resold, pledged or otherwise transferred, directly or indirectly, only (a) to the Issuer; (b) pursuant to an effective registration statement under the 1933 Act; (c) in accordance with Rule 144 under the 1933 Act, if available, and, in each case, in compliance with any applicable securities laws of any state of the United States; or (d) pursuant to another exemption from the registration requirements under the 1933 Act and any applicable securities laws of any state of the United States, after providing an opinion of counsel, of recognized standing, in form and substance reasonably satisfactory to the Issuer, to the effect that the proposed transfer may be effected without registration under the 1933 Act

(k)	the Subscriber acknowledges and agrees that the Issuer is hereby bound by this Agreement and its agreements with its transfer agent to refuse to register any transfer of the Securities not made in accordance with Regulation S, pursuant to registration under the 1933 Act or pursuant to an available exemption from registration under the 1933 Act and in compliance with any applicable local laws and regulations; the Subscriber consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein;

(l)	the Subscriber acknowledges that upon the issuance of the Securities, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable state securities laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY [For warrants Include: and the securities issuable upon exercise hereof] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. Securities Act”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE securities, AGREES FOR THE BENEFIT OF NIOCORP DEVELOPMENTS LTD. (THE “COmpany”), THAT THESE securities MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, directly or indirectly ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN EACH CASE, THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT. THESE SECURITIES MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES.”

if any of the Securities are being sold pursuant to clause (C) in the legend above, the legend may be removed by delivery to Computershare Investor Services Inc. of an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer, to the effect that the legend is no longer required under applicable requirements of the 1933 Act;

(g)	the Subscriber acknowledges that the Warrants may not be exercised unless exemptions are available from the registration requirements of the 1933 Act and the securities laws of all applicable states of the United States, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer to such effect; provided that a holder of warrants (a “Warrantholder”) will not be required to deliver an opinion of counsel in connection with its due exercise of the Warrants that comprise part of the Units purchased pursuant to the offering, for its own account or for the account of the original beneficial purchaser, if any, at a time when the Warrantholder and such original beneficial purchaser, if any, are outside the United States, are not U.S. Persons and are not exercising on behalf of U.S. Persons or persons in the United States and its representations and warranties contained in this Regulation S Certificate attached hereto remain true and correct in respect to the exercise of the Warrants and the holder represents to the Issuer as such.

(h)	Upon the original issuance of the Warrants and until such time as is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THIS WARRANT MAY NOT BE EXERCISED UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.”

(m)	the Subscriber acknowledges that the Issuer is not a “foreign issuer” as defined in Regulation S and therefore, pursuant to Rule 905 of Regulation S, the United States securities law legend set forth above may not be removed from certificates representing the Securities upon any resale made pursuant to Rule 903 or 904 of Regulation S; therefore the certificates representing the Securities which bear such legend may not constitute “good delivery” in settlement of transactions on stock exchanges;

(n)	the Subscriber understands that (i) the Issuer may be deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), (ii) if the Issuer is deemed to be, or to have been at any time previously, a Shell Company, Rule 144 under the 1933 Act may not be available for resales of the Securities, and (iii) except as set forth in the Subscription Agreement, the Issuer is not obligated to make Rule 144 under the 1933 Act available for resales of the Securities;

(o)	the Subscriber has been independently advised as to the applicable hold period and restrictions with respect to trading imposed in respect of the Securities by securities legislation in the jurisdiction in which it resides, and confirms that no representation has been made respecting the applicable hold periods for such Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell any of the Securities except in accordance with applicable securities legislation and regulatory policy; and

(p)	the Subscriber understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that the they may be relied upon by the Issuer, in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Units.

The Subscriber undertakes to notify the Issuer and the Agent immediately at the principal offices of the Issuer of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

The Issuer shall be entitled to rely on delivery of a facsimile or PDF copy of this Regulation S Certificate.

DATED this________ day of ________________, 2017.

(Name of Subscriber - please print)

by:
(Official Capacity or Title - please print)

Authorized Signature

(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.)

  SCHEDULE D

EXISTING SECURITY HOLDER CERTIFICATE

            TO BE COMPLETED BY SUBSCRIBERS THAT ARE NOT ACCREDITED INVESTORS, ARE RESIDENT IN BRITISH COLUMBIA, ALBERTA, SASKATCHEWAN, ONTARIO OR NEW BRUNSWICK, AND ARE SUBSCRIBING UNDER THE EXISTING SECURITY HOLDER EXEMPTION

Capitalized terms used in this Schedule “D” and defined in the Subscription Agreement to which this Schedule “D” is attached have the meanings defined in the Subscription Agreement unless otherwise defined herein.

In connection with the purchase by the undersigned Subscriber of the Units, the Subscriber, on its own behalf or on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Issuer and the Agent (and acknowledges that the Issuer, the Agent and their respective counsel are relying thereon) that:

(a)	on or before July 3, 2017 (the “Record Date”) the Subscriber acquired and continues to hold a common share of the Issuer;

(b)	the Subscriber is purchasing the Units as principal for its own account, not for the benefit of any other person; and

(c)	one of the following applies:

(i)	the Subscriber is resident in Alberta, British Columbia, Saskatchewan, Ontario or New Brunswick and has obtained advice regarding the suitability of the subscribed for Units from an Investment Dealer, as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations, registered in such province; or

(ii)	the Subscriber is resident in Alberta, British Columbia, Saskatchewan, Ontario or New Brunswick and the aggregate acquisition cost of the above subscribed for Units, when combined with the acquisition cost to the Subscriber of all common shares of the Issuer distributed pursuant to one of (i) BC Instrument 45-534 Exemption from prospectus requirement for certain trades to existing security holders in British Columbia, (ii) Alberta Securities Commission Rule 45-513 Prospectus exemption for distribution to existing security holders in Alberta, (iii) Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions in Ontario, (iv) General Order 45-926 Exemption from prospectus requirement for certain trades to existing security holders in Saskatchewan, or (v) Blanket Order 45-505 - Prospectus Exemption for Distribution to Existing Security Holders in New Brunswick in the last 12 months, does not exceed $15,000.

In the event that the Subscriber fully complies with and solely relies upon the Existing Security Holding Exemption, then by accepting this Subscription Agreement, the Issuer hereby represents and warrants to the Subscriber that:

(a)	the Issuer’s “documents” and “core documents”, as those terms are defined in Section 140.1 of the B.C. Act, Section 17.01 of the Securities Act (Alberta), Section 136.01 of The Securities Act, 1988 (Saskatchewan), Section 138.1 of the Securities Act (Ontario) and Section 161.1 of the Securities Act (New Brunswick), do not contain a misrepresentation; and

(b)	there is no material fact or material change related to the Issuer which has not been generally disclosed.

In the event that the Subscriber fully complies with and solely relies upon the Existing Security Holding Exemption, then by accepting this Subscription Agreement, the Issuer shall provide the Subscriber with the following contractual right of action against the Issuer for rescission or damages in respect of the Subscriber’s subscription for the Securities if the Subscriber is resident in British Columbia, Saskatchewan or New Brunswick (the “Contractual Right”). The Contractual Right:

(a)	is available to the Subscriber if the Issuer’s “documents” or “core documents”, as those terms are defined in Section 140.1 of the B.C. Act, Section 136.01 of the Securities Act, 1988 (Saskatchewan) and Section 161.1 of the Securities Act (New Brunswick), contain a misrepresentation which was not corrected before the Subscriber acquired the Units, without regard to whether the Subscriber relied on such misrepresentation;

(b)	is enforceable by the Subscriber delivering a notice to the Issuer:

(i)	in the case of an action for rescission, within 180 days after execution of this Subscription Agreement by the Subscriber, or

(ii)	in the case of an action for damages, before the earlier of:

A.	180 days after the Subscriber first has knowledge of the facts giving rise to the cause of action, or

B.	three years after execution of this Subscription Agreement by the Subscriber;

(c)	is subject to the defense that the Subscriber had knowledge of the misrepresentation;

(d)	in the case of an action for damages, limits the maximum amount recoverable by the Subscriber, as follows:

(i)	to not exceed the aggregate Subscription Price for each Unit subscribed for by the Subscriber hereunder; and

(ii)	to not include all or any part of the damages that the Issuer proves does not represent the depreciation in value of the Units resulting from the misrepresentation; and

(e)	is in addition to, and does not detract from, any other right of the Subscriber.

[Remainder of Page Intentionally Left Blank]

The representations, warranties, statements and covenants made in this Existing Security Holder Certificate are true and accurate as of the date of this Existing Security Holder Certificate and will be true and accurate as of the Closing Time and the undersigned acknowledges that this Existing Security Holder Certificate is incorporated into and forms part of the Subscription Agreement to which it is attached. If any such representation, warranty, statement or covenant of the Subscriber becomes untrue or inaccurate prior to the Closing Time, the Subscriber shall give the Issuer and Agent immediate written notice thereof.

DATED _____________________________, 2017.

Name of Subscriber [Please Print]

Witness (If Subscriber is an individual)	Signature of Subscriber or Authorized Signatory of Subscriber

Name of Witness [Please Print]	Name and Office of Authorized Signatory of Subscriber [Please Print]

Address of Subscriber

SCHEDULE E

SELLING SHAREHOLDER
QUESTIONNAIRE

TO BE COMPLETED BY ANY PURCHASER THAT DESIRES TO BE NAMED IN THE RESALE REGISTRATION STATEMENT

This questionnaire is being sent to each selling shareholder of NioCorp Developments Ltd. (the “Company”) that purchased the Units in the offering (the “Offering”). Each Unit shall be comprised of one common share (each, a “Share”) of the Company and one common share purchase warrant (each, a “Warrant”), each of which Warrants shall entitle the holder thereof to purchase one additional common share (each, a “Warrant Share”) of the Company at an exercise price of $0.79 per Warrant, subject to certain conditions. We refer to the Shares and the Warrant Shares to be acquired upon exercise of the Warrants collectively, as the “Registrable Securities”. The undersigned understands that it will be named as a selling shareholder in the Company’s resale registration statement to be filed with the Securities and Exchange Commission (the “Resale Registration Statement”). The Resale Registration Statement registers for resale under the Securities Act of 1933, as amended (the “Securities Act”), the Shares and Warrant Shares underlying the Units that the undersigned will beneficially own at the closing of the Offering (the “Registrable Securities”). The Company will use the information that the undersigned provides in this Questionnaire to ensure the accuracy of the Resale Registration Statement.

Certain legal consequences arise from being named as a selling shareholder in the Resale Registration Statement. Accordingly, holders and beneficial owners of securities to be registered under the Resale Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling shareholder in the Resale Registration Statement.

The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the securities disclosed in response to Question 5(c) of this Questionnaire included in the Resale Registration Statement.

Please answer every question.

If the answer to any question is “none” or “not applicable,” please so state.

1.                  Name. Type or print the full legal name of the selling shareholder.

__________________________________________________________________

2.                  Contact Information. Provide the address, telephone number, fax number and email address of the selling shareholder.

Address:	_________________________
_________________________
Phone:	_________________________
Fax:	_________________________
Email:	_________________________

3.                  Relationship with the Company. Describe the nature of any position, office or other material relationship the selling shareholder has had with the Company during the past three years. If not applicable please state so.

__________________________________________________________________

__________________________________________________________________

4.                  Organizational Structure. Please indicate or (if applicable) describe how the selling shareholder is organized.

Is the selling shareholder a natural person? (If yes, please mark the box and skip to Question 5.)	___ Yes	___ No
Is the selling shareholder a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)? (If yes, please mark the box and skip to Question 5.)	___ Yes	___ No
Is the selling shareholder a majority-owned subsidiary of a reporting company under the Exchange Act? (If yes, please mark the box and skip to Question 5.)	___ Yes	___ No
Is the selling shareholder a registered investment company under the Investment Company Act of 1940? (If yes, please mark the box and skip to Question 5.)	___ Yes	___ No

 If the answer to all of the foregoing questions is “no,” please describe: (i) the exact legal description of the selling shareholder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company’s securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

(a)                Legal Description of Entity:

____________________________________________________________

(b)               Name of Entit(ies)/(y) Managing Such Entity (if any):

____________________________________________________________

____________________________________________________________

(c)                Name of Entit(ies)/(y) Managing such Entit(ies)/(y) (if any):

____________________________________________________________

____________________________________________________________

(d)               Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by such Entit(ies)/(y):

____________________________________________________________

5.                  Ownership of the Company’s Securities. This question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership”. Please state below (a) the number of common shares of the Company (including any shares issuable upon exercise of warrants) that the selling shareholder beneficially owned as of the date this Questionnaire is signed (not including the Registrable Securities); (b) the number of Units purchased in the Offering; and (c) the number of Registrable Securities purchased in the Offering that the selling shareholder wishes to have registered for resale in the Resale Registration Statement:

(a)                Number of common shares of the Company beneficially owned (not including the Registrable Securities):

Number of noted security	Terms
A) Common shares currently held
B) January 2016 Warrants – C$0.75 expiring Jan 2019
C) February 2017 Warrants – C$0.85 expiring Feb 2020
Total Number of Beneficially Held Common Shares (A + B + C)

Do you wish to disclaim beneficial ownership of any of the common shares reported in the table above?

___ Yes	___ No

If so, please indicate the number of shares in question, the name of the actual beneficial owner(s) and the relationship of such person(s) to you: ___________________________________________________________

(b)     Number of Units purchased in the Offering:

__________________________________________________________

(c)     Number of Registrable Securities to be registered for resale in the Resale Registration Statement:

__________________________________________________________

 6.                  Broker-Dealer Status.

(a) Is the selling shareholder a broker-dealer?	___ Yes	___ No

(b) If the answer to Section 6(a) is “yes,” did the selling shareholder receive the Registrable Securities as compensation for investment banking services to the Company?

Note: If the answer to 6(b) is “no,” guidance from the Securities and Exchange Commission (“SEC”) has indicated that the selling shareholder should be identified as an underwriter in the Resale Registration Statement.

	___ Yes	___ No
(c) Is the selling shareholder an affiliate of a broker-dealer?	___ Yes	___ No

(d) If the selling shareholder is an affiliate of a broker-dealer, does the selling shareholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the selling shareholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Note: If the answer to 6(d) is “no,” SEC guidance has indicated that the selling shareholder should be identified as an underwriter in the Resale Registration Statement.

___ Yes	___ No

7.                  Plan of Distribution. Do you have any agreement, “arrangement” or understanding with any securities underwriter, broker or dealer relating to the sale or proposed sale of any of the common shares of the Company held by you, or as to which you have the right to acquire, as listed above in response to Question 5(b)?

___ Yes	___ No

If the answer is “yes”, please describe:

__________________________________________________________________

__________________________________________________________________

8.                  Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the selling shareholder is named as an adverse party?

___ Yes	___ No

State any exceptions here:

__________________________________________________________________

__________________________________________________________________

9.                  Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Resale Registration Statement and the sale of any Registrable Securities pursuant to the Resale Registration Statement.

If the Company is required to file a new or additional resale registration statement to register Registrable Securities beneficially owned by the selling shareholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling shareholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Resale Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Resale Registration Statement and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Registration Statement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ___________________	Beneficial Owner: ____________________________________ By:_________________________________ Name: Title:

AS SOON AS POSSIBLE, PLEASE EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO THE ADDRESS IDENTIFIED IN THE SUBSCRIPTION AGREEMENT.

APPENDIX A TO SCHEDULE E

Definition of “Beneficial Ownership”

1. A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3. Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.